                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    0-25226                     22-3285224
(State Or Other Jurisdiction      (Commission                 (IRS Employer
     Of Incorporation)            File Number)              Identification No.)

  9 Entin Road, Parsippany, New Jersey                            07054
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
            (Former Address, if changed since Last Report) (Zip Code)

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2003, Emerson Radio Corp. (the "Company") held an earnings teleconference call during which it discussed free cash flow. Free cash flow is comprised of earnings before interest, income taxes, cumulative effect of change in accounting principle, depreciation and amortization, less capital expenditures and the change in the Company's working capital. Free cash flow represents the cash generated by the Company's business operations that is available to be used to repurchase common stock, repay debt obligations and invest in future growth through new business development activities or acquisitions. Such metric is useful to management and the Company's investors in measuring the Company's ability to execute upon these initiatives. Free cash flow is not a measure recognized under generally accepted accounting principles ("GAAP") and should not be construed as a substitute in measuring operating results or liquidity. Such metric may not be comparable to similarly titled measures used by other companies.

The Company's determination of free cash flow is as follows:

                      EMERSON RADIO CORP. AND SUBSIDIARIES
                RECONCILIATION OF NON-GAAP FINANCIAL MEASUREMENT
                                 (IN THOUSANDS)

                                                                        Quarter Ended
                                                                 --------------------------
                                                                  June 30,        June 30,
                                                                    2003            2002
                                                                 ----------      ----------
Net loss ...................................................     $     (445)     $   (2,886)
Add (deduct):
   Interest expense ........................................            414             787
   Income tax net of cash paid .............................           (135)         (2,151)
   Depreciation and amortization ...........................            811             841
   Cumulative effect of change in accounting principle .....             --           5,546
                                                                 ----------      ----------
   Change in working capital ...............................          9,245             326
                                                                 ----------      ----------
   Capital expenditures ....................................            (80)           (165)
                                                                 ----------      ----------
    Free cash flow .........................................     $    9,810      $    2,298
                                                                 ----------      ----------

This Current Report on Form 8-K is being furnished by the Company pursuant to
Item 12 of Form 8-K, insofar as it discloses historical information regarding the Company's results of operations and financial condition as of, and for the first quarter ended, June 30, 2003. This Current Report on Form 8-K and the information contained herein will be available on the Company's website at www.emersonradio.com.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EMERSON RADIO CORP.

                                   By: /s/ Kenneth A. Corby
                                       -----------------------------------------
                                       Name:  Kenneth A. Corby
                                       Title: Executive Vice President and Chief
                                              Financial Officer

Dated: August 15, 2003

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